SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A


                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934


                     QWEST COMMUNICATIONS INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)


            Delaware                                   84-1339282
----------------------------------------    ------------------------------------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


                                 700 QWEST TOWER
                             555 SEVENTEENTH STREET
                             DENVER, COLORADO 80202
               --------------------------------------------------
               (Address of principal executive offices, Zip Code)


Securities to be registered pursuant to Section 12(b) of the Securities Act:


         Title of Each Class                      Name of Each Exchange on which
         to be so Registered                      Each Class is to be Registered
         -------------------                      ------------------------------

            COMMON STOCK                              NEW YORK STOCK EXCHANGE

Item 1.  Description of Registrant's Securities to Be Registered.
         --------------------------------------------------------

Incorporated by reference from the Registrant's Form S-4/A filed with the Securities and Exchange Commission on September 17, 1999, File No. 333-81149.

Item 2.  Exhibits.
         ---------

            Exhibit
            Number      Exhibit Description
            ------      -------------------

              3.1 Amended and Restated Certificate of Incorporation of Registrant (incorporated by reference to Registrant's Form S-1 declared effective on June 23, 1997 (File No. 333-25391)).

              3.2 Certificate of Amendment of Amended and Restated Certificate of Incorporation of Registrant (incorporated by reference to Registrant's Registration Statement on Form S-3 (File No. 333-58617) filed July 7, 1998).

              3.3 Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Registrant (incorporated by reference to Registrant's quarterly report on Form 10-Q for the quarter ended March 31, 1999).

              3.4 Amended and Restated Bylaws (incorporated by reference to Registrant's Annual Report on Form 10-K for the year ended December 31, 1998).


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

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                      QWEST COMMUNICATIONS INTERNATIONAL INC.



Date:  December 27, 1999              By: /s/ DRAKE S. TEMPEST
                                          --------------------------------------
                                              Drake S. Tempest
                                              Executive Vice President
                                              and General Counsel


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